                                                                    Exhibit 23.2
                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of AsiaInfo Holdings, Inc. ("the Company") on Form S-8 of our report dated January 22, 2002, appearing in the Company's Annual Report on Form 10-K for the year ended on December 31, 2001, filed with the Securities and Exchange Commission on March 22, 2002.

/s/ Deloitte Touche Tohmatsu
--------------------------------
   Deloitte Touche Tohmatsu
   Hong Kong

   June 3, 2002